Exhibit 10.47

ELEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Eleventh Amendment to Loan and Security Agreement is entered into as of May 19, 2015 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 21, 2012 and that certain First Amendment to Loan and Security Agreement dated as of January 1, 2013, that certain Second Amendment to Loan & Security Agreement dated as of April 2, 2013, that certain Third Amendment to Loan and Security Agreement dated as of April 11, 2013, that certain Fourth Amendment to Loan and Security Agreement dated as of April 29, 2013, that certain Fifth Amendment to Loan and Security Agreement dated as of September 26, 2013, that certain Sixth Amendment to Loan and Security Agreement dated as of May 15, 2014, that certain Seventh Amendment to Loan and Security Agreement is entered into as of June 17, 2014, that certain Eighth Amendment to Loan and Security Agreement is entered into as of June 30, 2014, that certain Ninth Amendment to Loan and Security Agreement is entered into as of September 30, 2014 and that certain Tenth Amendment to Loan and Security Agreement is entered into as of April 17, 2015 (collectively, the “Agreement”). Borrower and Bank desire to amend the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.             Notwithstanding the restrictions set forth in Section 7.1 of the Agreement, and subject to the terms and conditions set forth herein, Bank hereby consents to Borrower’s sale and disposition of certain equipment leases and related assets (the “Assets”) to Univest Capital, Inc. (“Buyer”) as set forth in that certain Master Agreement for Sale and Assignment of Equipment Leases by and between Univest Capital, Inc. and Borrower dated as of May 19, 2015 (the “Purchase Agreement”), on substantially the terms set forth in Exhibit A attached hereto. Following the effectiveness of the Purchase Agreement, at the “Effective Time” set forth in the Purchase Agreement, Bank releases the Assets from Bank’s security interest; acknowledging that Bank retains its security interest in the proceeds from the sale of the Assets, which proceeds constitute Collateral under the Loan Agreement. Within one business day following execution, Borrower shall deliver to Bank a fully executed copy of the Purchase Agreement, which shall be in substantially the same form as Exhibit A hereto, together with all schedules and exhibits and other related documents as Bank, in its reasonable discretion, may request.

2.             Notwithstanding the restrictions set forth in Section 6.8, Borrower may open and maintain an account with Univest Bank and Trust Co. without an account control agreement in favor of Bank, for the sole purpose of satisfying Borrower’s requirement to maintain a restricted cash holdback account for the benefit of Univest Bank and Trust Co.; provided that the amount in such account shall be limited to that which is required by Buyer under the Purchase Agreement.

3.             The following is hereby added to the end of Section 6.3 of the Agreement:

Within 20 days of the end of each month, Borrower shall deliver to Bank copies of the monthly bank statements from Univest Bank and Trust Co. for so long as such account remains open.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.             Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower; and

(b)           payment of a consent and amendment fee equal to $1,500, plus payment of all Bank Expenses incurred by Bank through the date hereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By:	/s/ David M. DeMedio

Title:	Chief Financial Officer

AVIDBANK CORPORATE FINANCE,
a division of AVIDBANK

By:	/s/ Jeffrey Javier

Title:	Senior Vice President

EXHIBIT A

PURCHASE AGREEMENT